As filed with the Securities and Exchange Commission on April 30, 2002

                   Securities Act Registration No. 333-21089
               Investment Company Act Registration No. 811-08043
------------------------------------------------------------------------------
==============================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [ ]
                         Pre-Effective Amendment No. __                    [ ]
                        Post-Effective Amendment No. 9                     [X]

                                       and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]
                                Amendment No. 10
                       (Check appropriate box or boxes)

          -----------------------------------------------------------


                              THE BERKSHIRE FUNDS
              (Exact Name of Registrant as Specified in Charter)

                           475 Milan Drive, Suite #103
                           San Jose, CA  95134-2453
                   (Address of Principal Executive Offices)

                                 1-408-526-0707
                         (Registrant's Telephone Number)

          -----------------------------------------------------------

                               AGENT FOR SERVICE:

                              MALCOLM R. FOBES III
                               The Berkshire Funds
                           475 Milan Drive, Suite #103
                           San Jose, CA  95134-2453
                   (Name and Address of Agent for Service)

                                  COPIES TO:

                          DONALD S. MENDELSOHN, ESQ.
                                Thompson Hine LLP
                                312 Walnut Street
                                   14th Floor
                             Cincinnati, Ohio 45202

          -----------------------------------------------------------

It is proposed that this filing will become effective (check appropriate box)

[X]   immediately upon filing pursuant to paragraph (b) of Rule 485.
[ ]   on ______________ pursuant to paragraph (b) of Rule 485.
[ ]   60 days after filing pursuant to paragraph (a)(1) of Rule 485.
[ ]   on ______________ pursuant to paragraph (a)(1) of Rule 485.
[ ]   75 days after filing pursuant to paragraph (a)(2) of Rule 485.
[ ]   on ______________ pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

          -----------------------------------------------------------

                                     PART A

                               THE BERKSHIRE FUNDS
                              Berkshire Focus Fund
                            Berkshire Technology Fund

                                   Prospectus




[Outside front cover]


P R O S P E C T U S
May 1, 2002

BERKSHIRE FOCUS FUND
For Investors Seeking Long-Term Capital Appreciation

BERKSHIRE TECHNOLOGY FUND
For Investors Seeking Long-Term Capital Appreciation

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, nor has the Commission determined that this Prospectus is complete or accurate. Any representation to the contrary is a criminal offense.

[LOGO]

THE BERKSHIRE FUNDS 475 Milan Drive, Suite #103 San Jose, California 95134-2453

TABLE OF CONTENTS

THE FUNDS                                                           4
---------------------------------------------------------------------

The Objective of the Funds......................................    4
The Principal Investment Strategies and Policies of the Funds...    4
The Principal Risks of Investing in the Funds...................    7
Who Should Invest...............................................    9
Performance History.............................................    9
Costs of Investing in the Funds.................................   12
Expense Example.................................................   13
Additional Investment Strategies and Risk Considerations........   13

WHO MANAGES THE FUNDS                                              16
---------------------------------------------------------------------

The Investment Adviser..........................................   16
The Portfolio Manager...........................................   16

HOW TO BUY AND SELL SHARES                                         17
---------------------------------------------------------------------

Pricing of Fund Shares..........................................   17
Investing in the Funds..........................................   18
Minimum Investments For Each Fund...............................   18
Types of Account Ownership......................................   19
Instructions For Opening and Adding to an Account...............   20
Telephone and Wire Transactions.................................   21
Tax-Deferred Plans..............................................   22
Types of Tax-Deferred Accounts..................................   23
Automatic Investment Plans......................................   24
Instructions For Selling Fund Shares............................   24
Additional Redemption Information...............................   26
How to Exchange Shares..........................................   28
Shareholder Communications......................................   28
Dividends and Distributions.....................................   28
Taxes...........................................................   29

FINANCIAL HIGHLIGHTS                                               30
---------------------------------------------------------------------

                                                                 Prospectus  2

YOUR GUIDE
TO THE PROSPECTUS

This Prospectus is designed to help you make an informed decision about whether investing in the Berkshire Focus Fund ("Focus Fund") or the Berkshire Technology Fund ("Technology Fund") is appropriate for you. Please read it carefully before investing and keep it on file for future reference. When we are discussing the Focus Fund and the Technology Fund together, we will refer to them as the "Funds." The investment adviser for both Funds is Berkshire Capital Holdings, Inc. (the "Adviser").

To make this Prospectus easy for you to read and understand, we have divided it into four sections. Each section is organized to help you quickly identify the information that you are looking for.

The first section, The Funds, contains a discussion of the objective, investment strategies and policies, risks, performance history and costs of investing in each Fund. In particular, this section tells you four important things about each Fund that you should know before you invest:

* Each Fund's investment objective - what the Fund is trying to achieve.

* The principal investment strategies of each Fund - how the Fund tries to meet its investment objective.

* The investment selection process used by each Fund - how the Fund chooses its primary investments.

* Risks you should be aware of - the principal risks of investing in each Fund.

The other three sections of the Prospectus - Who Manages the Funds, How to Buy and Sell Shares, and Financial Highlights - provide you with detailed information about how the Funds are managed, the services and privileges that are available to you, how shares are priced, how to buy and sell shares, and financial information about each Fund.

                                                                 Prospectus  3

THE FUNDS

THE OBJECTIVE OF THE FUNDS

* Each Fund's investment objective is long-term capital appreciation. Any income received is incidental to this objective.

THE PRINCIPAL INVESTMENT STRATEGIES
AND POLICIES OF THE FUNDS

* The Focus Fund invests primarily in the common stocks of large companies, normally a core position of 20-30 common stocks selected for their long-term growth potential.

* The Technology Fund, under normal market conditions, invests at least 80% of its net assets in the securities of companies engaged in the development, production, or distribution of technology-related products or services. These types of products and services currently include office and business equipment; computer hardware and software; peripherals; mass storage devices; semiconductors; data networking and telecommunications equipment; and Internet-related products and services. The Fund may invest in both small and large companies, without regard to their size.


[Side panel: Each Fund's objective may be changed by the Board of Trustees without shareholder approval. You will receive advance written notice of any material changes to your Fund's objective. If there is a material change, you should consider whether the Fund remains an appropriate investment for you.]

[Side panel: Large vs. Small companies: Both Funds invest in the equity securities of large companies. Large companies are often referred to as "large capitalization" companies because they typically have a market capitalization of $5 billion or more. The Technology Fund also invests in the equity securities of small and mid-sized companies. These "small and mid- capitalization" companies typically have a market capitalization of less than $5 billion. Market capitalization is calculated by multiplying the number of shares outstanding by the stock price of the company.]

                                                                 Prospectus  4

* Each Fund concentrates its investments in the technology industry, which means at least 25%, and as much as 100%, of the Fund's total assets can be invested in that particular industry.

* Each Fund invests primarily in growth companies whose revenues and earnings are likely to grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income.

* Each Fund is a "non-diversified" portfolio, which means that it can invest in fewer securities at any one time than diversified portfolios.

* Under adverse market conditions, when investment opportunities are limited, or in the event of exceptional redemption requests, each Fund may hold cash or cash-equivalents and invest without limit in obligations of the U.S. Government and its agencies and in money market securities, including high-grade commercial paper, certificates of deposit, repurchase agreements and short-term debt securities. Under these circumstances, the Funds may not participate in stock market advances or declines to the same extent that they would if they remained more fully invested in common stocks. As a result, each Fund may not achieve its investment objective.

The Investment Selection Process
Used by the Funds

In selecting investments for the Funds, the Adviser focuses on industry leaders with dominant franchises and strong growth prospects. The Adviser also uses an approach that combines "top down" economic analysis with an emphasis on "bottom up" stock selection.

* The "top down" approach considers such macro-economic factors as interest rates, inflation, gross domestic product, unemployment, inventories, tax rates, and the regulatory environment, as well as global trends, the overall competitive

[Side panel: Mutual funds generally emphasize either "growth" or "value" styles of investing. Growth funds invest in companies that exhibit faster-than-average growth in revenues and earnings, appealing to investors who are willing to accept more volatility in hopes of a greater increase in share price. Value funds in-vest in companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects. Value funds appeal to investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations. Both Funds invest primarily in growth companies.]

[Side panel: All mutual funds must elect to be "diversified" or "non-diversified." As a non-diversified portfolio, each Fund may invest half of its total assets in two or more securities, while the other half is spread out among investments not exceeding 5% of the Fund's total assets at the time of purchase. As a result, each Fund has the ability to take larger positions in a smaller number of securities than diversified portfolios. These limitations do not apply to U.S. Government securities.]

                                                                 Prospectus  5
landscape, industry consolidation and the sustainability of the economic trends to predict the direction of the economy. As a result, the Adviser attempts to identify sectors, industries, and companies which should benefit from the overall trends.

* Upon completion of its "top down" analysis, the Adviser then takes a "bottom up" approach to selecting individual companies that are most likely to benefit from the observed trends. In other words, the Adviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

* In determining whether to invest in a particular company, the Adviser focuses on a number of different attributes, including the company's specific market expertise or dominance, its franchise durability, sustainable revenue and earnings growth, pricing power, strong balance sheet, improving return on equity, the ability to generate free cash flow, and experienced, motivated, and creative management.

* The Adviser may also implement fundamental security analysis of individual companies which have been identified through the "bottom up" approach. As part of its fundamental research, the Adviser may rely upon specific sources of information including general economic and industry data as provided by the U.S. Government, various trade associations and other sources, brokerage research reports, and published corporate financial data such as annual reports, 10-Ks, and quarterly statements, as well as direct interviews with company management. The Adviser also reviews traditional financial data such as price-sales and earnings ratios, return on assets and equity, gross and net margins, inventory turns, book value, and debt-equity ratios. The Adviser may, from time-to-time, employ dividend and cash flow discounting models to determine the company's intrinsic value which it then compares to the company's current share price.

[Side panel: Fundamental vs. Technical Analysis: There are two major schools of stock market analysis used in determining whether a particular stock or group of stocks are undervalued or overvalued relative to their current market price. The first major school is "fundamental analysis" which relies on an analysis of the balance sheet and income statements of companies in order to forecast their future stock price movements. The other major school is "technical analysis" which is not concerned with the financial position of a company, but instead relies on price and volume movements through the use of charts and computer programs to identify and project trends in a market or security. The Adviser relies on fundamental analysis in selecting portfolio securities for the Funds.]

                                                                 Prospectus  6

THE PRINCIPAL RISKS OF
INVESTING IN THE FUNDS

Risks in General

Domestic and foreign economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the Funds' investments. There is the risk the Adviser will not accurately predict the direction of these and other factors and, as a result, the Adviser's investment decisions may not accomplish what they were intended to achieve. You could lose money investing in the Funds. You should consider your own investment goals, time horizon, and risk tolerance before investing in either Fund. An investment a Fund may not be appropriate for all investors and is not intended to be a complete investment program.

Risks of Investing in Common Stocks (Both Funds)

Both Funds invest primarily in common stocks, which subjects the Funds and their shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Funds invest may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Many factors affect an individual company's performance, such as the strength of its management or the demand for its product or services. You should be aware that the value of a company's share price may decline as a result of poor decisions made by management or lower demand for the company's products or services. In addition, a company's share price may also decline if its earnings or revenues fall short of expectations.

There are overall stock market risks that may also affect the value of each Fund. Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of each Fund's investments may increase or decrease more than the stock markets in general.

Risk of Non-Diversification (Both Funds)

As previously mentioned, each Fund is a non-diversified portfolio, which means that it has the ability to take larger positions in a smaller number of securities than a portfolio that is "diversified." Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment.

                                                                 Prospectus  7

Industry Risk (Both Funds)

Industry risk is the possibility that stocks within the same industry will decline in price due to industry-specific market or economic developments. To the extent that each Fund concentrates its investments in the technology industry, the Funds are subject to the risk that companies in that industry are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment. Because of the rapid pace of technological development, there is the risk that the products and services developed by these companies may become rapidly obsolete or have relatively short product cycles. There is also the risk that the products or services offered by these companies will not meet expectations or even reach the marketplace. These risks may be increased to the extent that a Fund's portfolio is overweighted in a certain business segment of the technology industry, such as Semiconductors. Although the Adviser currently believes that investments by the Funds in the technology industry will offer greater opportunity for growth of capital than investments in other industries, such investments can fluctuate dramatically in value and will expose you to greater than average risk.


Small Company Risk (Technology Fund)

The Technology Fund may invest a substantial portion of its assets in small and mid-capitalization companies. While smaller companies generally have the potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time. Investments in smaller companies tend to be more volatile and somewhat more speculative.

                                                                 Prospectus  8

WHO SHOULD INVEST

The Funds may be suitable for you if:

* You are seeking growth of capital over the long-term - at least five years. * You can tolerate greater risks associated with common stock investments. * You are not looking for current income.
*  You characterize your investment temperament as "aggressive."
* You are seeking funds that emphasize investments in technology-related companies.
* You are willing to accept significant fluctuations in share price. * You are not pursuing a short-term goal or investing emergency reserves.

Performance History

Performance information is presented for the Focus Fund and the Technology Fund on Pages 10 and 11 respectively. The bar charts show calendar year total returns for the Funds for each full year since their inception, together with the best and worst quarters since inception. The accompanying table compares each Fund's performance to that of a broad-based securities market index. The bar chart and accompanying table provide some indication of the risks of investing in the Funds, by showing changes in each Fund's performance from year to year and by comparing each Fund's performance with a broad-based securities market index. All presentations assume reinvestment of dividends and distributions. As with all mutual funds, past results (before and after taxes) are not an indication of future performance.

                                                                 Prospectus  9

BERKSHIRE FOCUS FUND (Inception 7/1/97)

[VERTICAL BAR CHART]

Year by Year Total Returns as of 12/31/01

104.17%    142.90%    -16.04%    -72.17%
  1998      1999        2000       2001

Best Quarter (12/31/99) +74.92%
Worst Quarter (3/31/01) -61.55%

                                                                                          Since
 AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED 12/31/01             1 Year    5 Years   Inception
=================================================================================================
BERKSHIRE FOCUS FUND
  Return Before Taxes                                               -72.17%      N/A       0.26%
  Return After Taxes on Distributions(1)                            -72.17%      N/A      -0.29%
  Return After Taxes on Distributions and Sale of Fund Shares(2)    -43.95%      N/A       0.20%

S&P 500 Index(3)                                                    -11.89%      N/A       7.38%
  (reflects no deduction for expenses or taxes)
=================================================================================================

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) When the return after-taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

(3) The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

                                                                Prospectus  10

BERKSHIRE TECHNOLOGY FUND (Inception 12/29/99)

[VERTICAL BAR CHART]

Year by Year Total Returns as of 12/31/01

-19.50%    -71.68%
  2000       2001

Best Quarter (12/31/01) +57.24%
Worst Quarter (3/31/01) -61.24%

                                                                                          Since
AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED 12/31/01              1 Year    5 Years   Inception
=================================================================================================
BERKSHIRE TECHNOLOGY FUND
  Return Before Taxes                                               -71.68%      N/A     -52.06%
  Return After Taxes on Distributions(1)                            -71.68%      N/A     -52.15%
  Return After Taxes on Distributions and Sale of Fund Shares(2)    -43.65%      N/A     -38.08%

NASDAQ Composite Index(3)                                           -20.82%      N/A     -30.31%
  (reflects no deduction for expenses or taxes)
=================================================================================================

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) When the return after-taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

(3) The NASDAQ Composite Index is an unmanaged index which averages the trading prices of over 5,000 common stocks listed on the NASDAQ Stock Market.

                                                                Prospectus  11

COSTS OF INVESTING IN THE FUNDS

The following table describes the expenses and fees that you may pay if you buy and hold shares of each Fund. Annual fund operating expenses are paid out of the assets of a Fund, so their effect is already included in the Fund's daily share price.

Shareholder Fees
(fees paid directly from your investment)
==============================================================================
                                                   Focus Fund  Technology Fund
------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                 None             None
Deferred Sales Charge (Load)                             None             None
Sales Charge (Load) Imposed on Reinvested Dividends      None             None
Redemption Fee*                                          None             None
Exchange Fee                                            $5.00            $5.00

* A wire transfer fee is charged by the Funds' Transfer Agent in case redemptions are made by wire. The fee is currently $15.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
==============================================================================
                                                   Focus Fund  Technology Fund
------------------------------------------------------------------------------
Management Fees                                         1.50%            1.50%
12b-1 Distribution Fees                                  None             None
Other Expenses*                                         0.47%            0.50%
Interest Expense                                        0.01%            0.02%
                                                        -----            -----
Total Annual Fund Operating Expenses                    1.98%            2.02%

* Fees payable under the Administration Agreement between each Fund and the Adviser are fixed at 0.50% of the Fund's average daily net assets up to $50 million, 0.45% of such assets from $50 million to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

[Side panel: The Funds are no-load investments, which means you do not pay any fees when you buy or sell shares of either Fund. As a result, all of your investment goes to work for you.]

                                                                Prospectus  12

EXPENSE EXAMPLE

The following example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Shareholder Transaction Expenses
=============================================================================
                  One Year      Three Years      Five Years        Ten Years
-----------------------------------------------------------------------------
Focus Fund         $201            $621            $1,068            $2,306
Technology Fund    $205            $634            $1,088            $2,348

ADDITIONAL INVESTMENT STRATEGIES
AND RISK CONSIDERATIONS

General

Both Funds invest primarily in common stocks and similar securities, including preferred stocks, warrants, securities convertible into common stock and securities purchased on a when-issued basis.

Special Situations (Both Funds)

Each Fund may invest in special situations. A special situation arises when the Adviser believes that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include significant changes in a company's allocation of its existing capital, a restructuring of assets, a redirection of free cash flows, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event or a difference in market supply and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

[Side panel: Understanding expenses: Operating a mutual fund involves a variety of expenses including those for portfolio management, shareholder statements, tax reporting and other services. These expenses are paid from the Fund's assets in the form of a management fee and administrative fee. Their effect is already factored into the Fund's daily share price and returns.]

                                                                Prospectus  13

Portfolio Turnover (Both Funds)

Both Funds generally purchase securities for long-term investment although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates, or by reason of economic or other developments not foreseen at the time of the investment decision. Both Funds may also sell one security and simultaneously purchase the same or comparable security to take advantage of short-term differentials in securities prices. Changes are made in each Fund's portfolio whenever the Adviser believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions. Increased portfolio turnover may cause a Fund to incur higher brokerage costs, which may adversely affect the Fund's performance, and may produce increased taxable distributions.

Options and Other Derivatives (Both Funds)

Both Funds may use options on securities, securities indices and other types of derivatives primarily for hedging purposes. Each Fund may also invest, to a lesser degree, in these types of securities for non-hedging purposes, such as seeking to enhance returns.

Derivatives are financial instruments whose value depends upon, or is derived from, the value of the underlying investment, pool of investments, or index. A Fund's return on a derivative typically depends on the change in the value of the investment, pool of investments, or index specified in the derivative instrument. Derivatives involve special risks and may result in losses. Both Funds will be dependent on the Adviser's ability to analyze and manage these sophisticated instruments. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. A Fund's use of derivatives may also increase the amount of taxes payable by shareholders.

Foreign Securities (Both Funds)

Each Fund may invest up to 25% of its net assets in foreign securities. These investments may be publicly traded in the United States or on a foreign exchange and may be bought and sold in a foreign currency. The Adviser generally selects foreign securities on a stock-by-stock basis based on growth potential. Foreign investments are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

                                                                Prospectus  14

Fixed Income Securities (Both Funds)

Under normal market conditions, each Fund may invest up to 15% of its total assets in all types of fixed income securities, including U.S. government obligations, and up to 10% of its total assets in high-yield bonds. Each Fund may also purchase fixed income securities on a when-issued, delayed delivery, or forward commitment basis.

Fixed income securities are subject to credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt. Interest rate risk is the risk that a Fund's investments in fixed income securities may fall when interest rates rise.

Investments in high-yield bonds are considered to be more speculative than higher quality fixed income securities. They are more susceptible to credit risk than investment-grade securities, especially during periods of economic uncertainty or economic downturns. The value of lower quality securities are subject to greater volatility and are generally more dependent on the ability of the issuer to meet interest and principal payments than higher quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings.

Short Sales (Technology Fund)

The Technology Fund may enter into short sales. If this practice is used by the Fund, the intent would be to primarily hedge the Fund's portfolio by shorting against existing portfolio holdings or securities whose values are linked to various indices such as, Standard & Poor's Depository Receipts, Diamonds Trust, NASDAQ 100 Trust, and Merrill Lynch HOLDRs Trust. Investing for hedging purposes may result in certain transaction costs which may reduce the Fund's performance. In addition, there is no assurance that a short position will achieve a perfect correlation with the security that is being hedged against.

                                                                Prospectus  15

WHO MANAGES THE FUNDS

THE INVESTMENT ADVISER

Berkshire Capital Holdings, Inc. (the "Adviser" or "Berkshire Capital"), located at 475 Milan Drive, Suite #103, San Jose, California 95134, serves as the investment adviser to each Fund under an Investment Advisory Agreement with The Berkshire Funds (the "Trust"). Each Agreement provides that the Adviser will furnish continuous investment advisory and management services to the Fund. Berkshire Capital was organized in February 1993 and registered as an investment adviser in October 1996. Malcolm R. Fobes III is the controlling shareholder, Chairman and Chief Executive Officer of the Adviser.

The Adviser manages the investment portfolio of each Fund, subject to policies adopted by the Trust's Board of Trustees. Under the Investment Advisory Agreements, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Funds. Berkshire Capital also pays the salaries and fees of all officers and trustees of the Trust who are also officers, directors, or employees of Berkshire Capital. For its services, the Adviser receives a fee of 1.50% per year of the average daily net assets of each Fund.

THE PORTFOLIO MANAGER

Mr. Fobes manages the investment program of the Funds and is primarily responsible for the day-to-day management of each Fund's portfolio. He has been the portfolio manager of the Focus Fund since its inception in 1997 and the Technology Fund since its inception in 1999. Mr. Fobes founded Berkshire Capital in 1993 where he has been responsible for directing the company's investment programs in both public and private companies located in Silicon Valley. Prior to forming Berkshire Capital, Mr. Fobes was employed by Adobe Systems, Inc., a leading provider of digital publishing and imaging software technologies. Mr. Fobes holds a Bachelor of Science degree in Finance and Economics from San Jose State University in California.

                                                                Prospectus  16

HOW TO BUY AND SELL SHARES

PRICING OF FUND SHARES

The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is called the Fund's net asset value ("NAV"). The NAV is calculated by taking the total value of the Fund's assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent:

                                Total Net Assets - Liabilities
           Net Asset Value  =  ------------------------------
                                Number of Shares Outstanding

The NAV is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. All purchases, redemptions or reinvestments of Fund shares will be priced at the next NAV calculated after your order is received in proper form by the Fund's transfer agent, U.S. Bancorp Fund Services, LLC (the "Transfer Agent"). Your order must be placed with the Transfer Agent prior to the close of the trading of the New York Stock Exchange in order to be confirmed for that day's NAV. The Funds' investments are valued at market value or, if a market quotation is not readily available, at the fair value determined in good faith by the Adviser, subject to the review and oversight of the Funds' Board of Trustees. The Funds may use pricing services to determine market value.

                                                                Prospectus  17

INVESTING IN THE FUNDS

You may purchase shares of either Fund directly through the Fund's Transfer Agent or through a brokerage firm or other financial institution that has agreed to sell the Fund's shares. If you are investing directly in a Fund for the first time, you will need to establish an account by completing a Berkshire Funds Account Application. (To establish an IRA, complete an IRA Application.) To request an application, call toll-free 1-877-526-0707 or visit our website at www.berkshirefunds.com to download an application. Your initial investment minimum can be found in the table below. The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Lower investment minimums are available to investors purchasing shares through a brokerage firm or other financial institution.

MINIMUM INVESTMENTS FOR EACH FUND
=======================================================
                                Initial    Additional
=======================================================
Regular account                 $5,000        $500
Automatic Investment Plan       $2,500        $100*
IRA account                     $2,000        $200
-------------------------------------------------------
* An Automatic Investment Plan requires a $100 minimum automatic monthly or quarterly investment.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. A $25 fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or its agent) has the authority to redeem shares in your account(s) from either Fund to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

[Side panel: Investments made through brokerage firms or other financial institutions: If you invest through a brokerage firm or other financial institution, the policies and fees may be different than those described here. Financial advisers, financial supermarkets, brokerage firms, and other financial institutions may charge transaction and other fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution if you have any questions. Your financial institution is responsible for transmitting your order in a timely manner.]

                                                                Prospectus  18

Your investment in each Fund should be intended to serve as a long-term investment vehicle. The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. Each Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. Each Fund also reserves the right to stop offering shares at any time.

TYPES OF ACCOUNT OWNERSHIP

You can establish the following types of accounts by completing a Shareholder Account Application:

*  Individual or Joint Ownership
Individual accounts are owned by one person. Joint accounts have two or more owners.

*  A Gift or Transfer to Minor (UGMA or UTMA)
An UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's social security number on the application.

*  Trust
An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

*  Business Accounts
Corporation and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of a partnership.

[Side panel: Costs and market timing: Some investors try to profit from "market-timing" - switching money into investments when they expect the market to rise, and taking money out when they expect the market to fall. As money is shifted in and out by market timers, the Fund incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, each Fund discourages short-term trading by, among other things, closely monitoring excessive transactions.]

                                                                Prospectus  19

INSTRUCTIONS FOR OPENING AND ADDING TO AN ACCOUNT
...............................................................................

TO OPEN AN ACCOUNT                        TO ADD TO AN ACCOUNT
------------------------------------------------------------------------------

BY MAIL                                   BY MAIL
...............................................................................
Complete and sign the Account             Complete the investment slip
Application or an IRA Application.        that is included with your account
                                          statement, and write your account
Make your check payable to either number on your check. If you no the Berkshire Focus Fund or the longer have your investment slip, Berkshire Technology Fund. please reference your name, address, * For IRA accounts, please account number, and the Fund name
  specify the year for which              on your check.
  the contribution is to be made.

MAIL YOUR APPLICATION AND CHECK TO:       MAIL THE SLIP AND THE CHECK TO:
...............................................................................
The Berkshire Funds                       The Berkshire Funds
c/o U.S. Bancorp Fund Services, LLC       c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701                              P.O. Box 701
Milwaukee, WI 53201-0701                  Milwaukee, WI 53201-0701

BY OVERNIGHT COURIER, SEND TO:
...............................................................................
The Berkshire Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202


BY TELEPHONE                              BY TELEPHONE
...............................................................................
Telephone transactions may not be         You must select this service on
used for initial purchases.               your account application before
                                          making your first telephone trans-
                                          action. Thereafter, you may call
                                          1-877-526-0707 to purchase shares in
                                          an existing account. Your pur- chase
                                          will be effective at the NAV next
                                          computed after your instruc- tion is
                                          received in proper form by the
                                          Transfer Agent.

                                                                Prospectus  20

TO OPEN AN ACCOUNT                      TO ADD TO AN ACCOUNT
------------------------------------------------------------------------------

BY WIRE                                 BY WIRE
...............................................................................
Call 1-877-526-0707 for instruc-       Send your investment to U.S. Bank,
tions prior to wiring the funds.       N.A. by following the instructions
                                       listed in the column to the left.

Send your investment to U.S. Bank
N.A. with these instructions:
*  U.S. Bank, N.A.
   Milwaukee, WI
*  ABA #: 042000013
* For Credit to The Berkshire Funds * Account #: 112-952-137 * For further credit to:
   Name of fund to be purchased.
   Your shareholder account number.
   Your shareholder account name.

TELEPHONE AND WIRE TRANSACTIONS

Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone purchase transactions. With respect to all transactions made by telephone, the Funds and their Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or tape recording all telephone instructions. If reasonable procedures are followed, then neither the Funds nor the Transfer Agent will be liable for any loss, cost, or expense for acting upon an investor's telephone instructions or for any unauthorized telephone redemption. In any instance where the Funds' Transfer Agent is not reasonably satisfied that instructions received by telephone are genuine, neither the Funds nor the Transfer Agent shall be liable for any losses which may occur because of delay in implementing a transaction.

                                                                Prospectus  21

If you purchase your initial shares by wire, the Transfer Agent first must have received a completed account application and issued an account number to you. The account number and Fund name must be included in the wiring instructions as set forth on the previous page. The Transfer Agent must receive your account application to establish shareholder privileges and to verify your account information. Payment of redemption proceeds may be delayed and taxes may be withheld unless the Funds receive a properly completed and executed account application.

Shares purchased by wire will be purchased at the NAV next determined after the Transfer Agent receives your wired funds and all required information is provided in the wire instructions. If the Transfer Agent is notified no later than 3:00 p.m. Eastern time of the wire instructions, and the wired funds are received by the Transfer Agent no later than 4:00 p.m. Eastern time, then the shares purchased will be priced at the NAV determined on that business day. If the wire is not received by 4:00 p.m. Eastern time, the purchase will be effective at the NAV next calculated after receipt of the wire.

TAX-DEFERRED PLANS

If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Tax-deferred accounts include retirement plans described on the following page and the Education IRA. Distributions from these plans are generally subject to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. Complete instructions about how to establish and maintain your tax-deferred retirement plan will be included in the retirement plan kit you receive in the mail.

U.S. Bank, N.A., serves as the custodian for the tax-deferred accounts offered by the Funds. You will be charged an annual account maintenance fee of $12.50 for each tax-deferred account you have with either Fund. You may pay the fee by check or have it automatically deducted from your account (usually in December). The custodian reserves the right to change the amount of the fee or to waive it in whole or part for certain types of accounts.

                                                                Prospectus  22

TYPES OF TAX-DEFERRED ACCOUNTS

*  Traditional IRA
An individual retirement account. Your contribution may or may not be deductible depending on your circumstances. Assets can grow tax-free and distributions are taxable as income.

*  Roth IRA
An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified distributions.

*  Spousal IRA
An IRA funded by a working spouse in the name of a non-earning spouse.

*  Coverdell Educational Savings Account
This plan allows individuals, subject to certain income limitations, to contribute up to $3,000 annually on behalf of any child under the age of eighteen.

*  SEP-IRA
An individual retirement account funded by employer contributions. Your assets grow tax-free and distributions are taxable as income.

*  Keogh or Profit Sharing Plans
These plans allow corporations, partnerships and individuals who are self-employed to make tax-deductible contributions of up to $30,000 for each person covered by the plans.

*  403(b) Plans
An arrangement that allows employers of charitable or educational organizations to make voluntary salary reduction contributions to a tax- deferred account.

*  401(k) Plans
Allows employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.

                                                                Prospectus  23

AUTOMATIC INVESTMENT PLANS

By completing the Automatic Investment Plan section of the account application, you may make automatic monthly or quarterly investments ($100 minimum per purchase) in either Fund from your bank or savings account. Your initial investment minimum is $2,500 if you select this option. Shares of either Fund may also be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable shareholders to have all or a portion of their payroll or Social Security checks transferred automatically to purchase Fund shares.

FOR INVESTING
------------------------------------------------------------------------------
AUTOMATIC INVESTMENT PLAN                PAYROLL DIRECT DEPOSIT PLAN
...............................................................................

For making automatic investments         For making automatic investments from
from a designated bank account.          your payroll check.

DIVIDEND REINVESTMENT:
...............................................................................
All income dividends and capital gains dis-tributions will be automatically reinvested in shares of the Funds unless you indicate otherwise on the account application or in writing.

INSTRUCTIONS FOR SELLING FUND SHARES

You may sell all or part of your shares on any day that the New York Stock Exchange is open for trading. Your shares will be sold at the next NAV per share calculated after your order is received in proper form by the Transfer Agent. The proceeds of your sale may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your sale. Your order will be processed promptly and you will generally receive the proceeds within seven days after receiving your properly completed request. The Funds will not mail any proceeds unless your investment check has cleared the bank, which may take up to fifteen calendar days. This procedure is intended to protect each Fund and its shareholders from loss. If the dollar or share amount requested is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any automatic services currently in effect for the account will be terminated unless you indicate otherwise in writing.

                                                                Prospectus  24

TO SELL SHARES
------------------------------------------------------------------------------

By Mail
...............................................................................

Write a letter of instruction that includes: * The names(s) and signature(s) of all account owners. * Your account number.
* The name of the Fund.
* The dollar or share amount you want to sell. * Where to send the proceeds.
* If redeeming from your IRA, please note applicable withholding requirements. * Obtain a signature guarantee or other documentation, if required.

MAIL YOUR REQUEST TO:                     BY OVERNIGHT COURIER, SEND TO:
...............................................................................
The Berkshire Funds                       The Berkshire Funds
c/o U.S. Bancorp Fund Services, LLC       c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701                              615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701                  Milwaukee, WI 53202

BY TELEPHONE
...............................................................................
* You will automatically be granted * You will not be able to redeem by telephone redemption privileges telephone and have a check sent to unless you decline them in writing your address of record for a period or indicate on the appropriate sec- of 15 days following an address tion of the account application that change.
  you decline this option. Otherwise,
  you may redeem Fund shares by          * Unless you decline telephone
  calling 1-877-526-0707. Redemption       privileges in writing or on your
  proceeds will only be mailed to your     account application, as long as the
  address of record.                       Funds take reasonable measures to
                                           verify the order, you may be
* You may redeem a maximum of              responsible for any fraudulent
  $50,000 per day by telephone.            telephone order.

For specific information on how to redeem your account, and to determine if a signature guarantee or other documentation is required, please call toll-free in the U.S. 1-877-526-0707.

                                                                 Prospectus 25

ADDITIONAL REDEMPTION INFORMATION

SIGNATURE GUARANTEES

Signature guarantees are designed to protect both you and the Funds from fraud. A signature guarantee of each owner is required to redeem shares in the following situations:

* If you change ownership on your account.

* If you request the redemption proceeds to be sent to a different address than that registered on the account.

* If the proceeds are to be made payable to someone other than the account's owner(s).

* If a change of address request has been received by the Transfer Agent within the last 15 days.

* If you wish to redeem $50,000 or more from any shareholder account.

Signature guarantees can be obtained from most banks, savings and loan associations, trust companies, credit unions, broker/dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A notary public cannot provide signature guarantees.

The Funds reserve the right to require a signature guarantee under other circumstances or to delay a redemption when permitted by Federal Law. For more information pertaining to signature guarantees, please call 1-877-526-0707.

CORPORATE, TRUST AND OTHER ACCOUNTS

Redemption requests from corporate, trust, and other accounts may require documents in addition to those described above, evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the Transfer Agent at 1-877-526-0707 to determine what additional documents are required.

[Side panel: What is a redemption? A redemption is a sale by you to the Fund of some or all of your shares. The price per share you receive when you redeem Fund shares may be more or less than the price at which you purchased those shares. When you redeem your shares, you will generally have a gain or loss, depending upon whether the amount you receive for your shares is more or less than your cost or other basis in the shares.]

[Side panel: Redemption in kind: The Funds intend to make payments for all redemptions in cash. However, if a Fund believes that conditions exist which make cash payments detrimental to the best interests of the Fund, payment for shares redeemed may be made in whole or in part through a distribution of portfolio securities chosen by the Adviser (under the supervision of the Board of Trustees). If payment is made in securities, shareholders may incur transaction costs in converting these securities into cash after they have redeemed their shares.]

                                                                Prospectus  26

ADDRESS CHANGES

To change the address on your account, call the Transfer Agent at 1-877-526-0707 and send a written request signed by all account owners. Include the name of the Fund(s), account number(s), name(s) on the account and both the old and new addresses. Certain options may be suspended for a period of 15 days following an address change.

TRANSFER OF OWNERSHIP

In order to change the account registration or transfer ownership of an account, additional documents will be required. In order to avoid delays in processing these requests, you should call the Transfer Agent at 1-877-526-0707 to determine what additional documents are required.

REDEMPTION INITIATED BY THE FUNDS

Because there are certain fixed costs involved with maintaining your account, a Fund may require you to redeem all of your shares if your account balance falls below $2,500. After your account balance falls below the minimum balance, you will receive a notification from the Fund indicating its intent to close your account along with instructions on how to increase the value of your account to the minimum amount within 60 days. If your account balance is still below $2,500 after 60 days, the Fund may close your account and send you the proceeds. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. The right of redemption by a Fund will not apply if the value of your account balance falls below $2,500 because of market performance. Each Fund reserves the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Fund.

                                                                Prospectus  27

HOW TO EXCHANGE SHARES

You may exchange all or a portion of your investment from one Berkshire Fund to another. Any new account established through an exchange will have the same privileges as your original account and will also be subject to the minimum investment requirements described on Page 18 of this Prospectus. Aside from this requirement, there is a $500 minimum for exchanging shares under the program. There is also a $5 fee for each exchange. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss.


SHAREHOLDER COMMUNICATIONS

ACCOUNT STATEMENTS. Every quarter, shareholders of each Fund will automatically receive regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

CONFIRMATIONS. Confirmation statements will be sent after each transaction that affects your account balance or account registration.

REGULATORY MAILINGS. Financial reports will be sent at least semiannually. Annual reports will include audited financial statements. To reduce expenses, one copy of each report will be mailed to each taxpayer identification number even though the investor may have more than one account in the Funds.

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to pay distributions on an annual basis and expects that distributions will consist primarily of capital gains. You may elect to reinvest income dividends and capital gain distributions in the form of additional shares of the Fund or receive

[Side panel: What is a distribution? As a shareholder, you are entitled to your share of the Fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the Fund earns from its holdings and interest it receives from its money market and bond investments. Capital gains are realized when the Fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the Fund held the securities for less than or more than one year.]

[Side panel: When a fund makes a distribution to its shareholders, the share price of the Fund drops by the amount of the distribution, net of any market fluctuations.]

                                                                Prospectus  28
these distributions in cash. Dividends and distributions from each Fund are automatically reinvested in the Fund, unless you elect to have dividends paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash. If you are interested in changing your election, you may send written notification to the Transfer Agent or call 1-877-526-0707.

TAXES

Fund dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). Dividends paid by a Fund out of net ordinary income and distributions of net short-term capital gains are generally taxable to the shareholders as ordinary income.

Distributions by a Fund of net long-term capital gains to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund.

Shareholders that sell, exchange or redeem shares generally will have a capital gain or loss from the sale, redemption or exchange. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, exchange, or redemption, and how long the shares were held.

The Funds' distributions may be subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Additional tax information may be found in the Statement of Additional Information ("SAI"). Because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences of an investment in either Fund.

[Side panel: "Buying a Dividend" If you purchase shares of a Fund just before it makes a distribution, you will pay the full price for the shares and then receive a portion back in the form of a taxable distribution. This is referred to as "buying a dividend." In order to avoid paying unnecessary taxes as a result of a distribution, check the Fund's distribution schedule before you invest.]

                                                                Prospectus  29

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in a Fund assuming

BERKSHIRE FOCUS FUND
                                                  Year           Year          Year            Year         Period(A)
                                                 Ended          Ended          Ended          Ended          Ended
                                              12/31/01       12/31/00       12/31/99       12/31/98       12/31/97

NET ASSET VALUE,
BEGINNING OF PERIOD                           $  33.45       $  39.84       $  16.44        $  8.64       $  10.00
------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)                 (0.31)(D)      (0.40)(D)      (0.31)          0.03           0.10
    Net realized and unrealized gains
         (losses) on investments                (23.83)         (5.99)         23.80           8.97          (1.36)
                                               -------------------------------------------------------------------
Total from investment operations                (24.14)         (6.39)         23.49           9.00          (1.26)
                                               -------------------------------------------------------------------

LESS DISTRIBUTIONS:
------------------------------------------------------------------------------------------------------------------
    Dividends from net investment income          0.00           0.00           0.00          (0.02)         (0.10)
    Distributions from net realized gains         0.00           0.00          (0.09)         (1.18)          0.00
                                               -------------------------------------------------------------------
Total distributions                               0.00           0.00          (0.09)         (1.20)         (0.10)
                                               -------------------------------------------------------------------

NET ASSET VALUE,
END OF PERIOD                                 $   9.31       $  33.45       $  39.84       $  16.44        $  8.64
==================================================================================================================


TOTAL RETURN                                   (72.17%)       (16.04%)       142.90%        104.17%        (12.60%)(B)
==================================================================================================================


SUPPLEMENTAL DATA AND RATIOS:
------------------------------------------------------------------------------------------------------------------
Net assets at end of period (thousands)      $  71,347      $ 279,607      $  33,600         $  353         $  101


Ratio of expenses to average net assets:
         Before fee waiver                       1.97%(F)       1.95%(E)       1.89%          1.93%          1.00%(C)
         After fee waiver                        1.97%(F)       1.95%(E)       1.89%          0.00%          0.00%(C)

Ratio of net investment income (loss) to average net assets:
         Before fee waiver                      (1.89%)        (1.75%)        (1.71%)        (1.66%)         0.12%(C)
         After fee waiver                       (1.89%)        (1.75%)        (1.71%)         0.26%          1.12%(C)

Portfolio turnover rate                         222.7%         166.4%         155.5%         136.0%          13.0%(B)


(A) Represents the period from the commencement of operations (July, 1 1997) to December 31, 1997.

(B) Not annualized.

(C) Annualized.

(D) Net investment loss per share is calculated using ending balances prior to consideration or adjustment for permanent book and tax differences.

(E) For the year ended December 31, 2000 the ratios of expenses to average net assets excludes interest expense. The ratios before and after expense reimbursement, including interest expense, would be 1.96% and 1.96% respectively.

(F) For the year ended December 31, 2001 the ratios of expenses to average net assets excludes interest expense. The ratios before and after expense reimbursement, including interest expense, would be 1.98% and 1.98% respectively.

                                                                Prospectus  30
reinvestment of all dividends and distributions. This information has been audited by McCurdy & Associates CPA's, Inc., the Trust's independent accountants. Their report, along with the Funds' financial statements, are incorporated by reference in the Statement of Additional Information, which is available upon request.

BERKSHIRE TECHNOLOGY FUND

                                                  Year           Year
                                                 Ended          Ended
                                              12/31/01       12/31/00

NET ASSET VALUE,
BEGINNING OF PERIOD                             $ 8.05        $ 10.00
---------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
---------------------------------------------------------------------
    Net investment loss                          (0.07)(A)      (0.10)(A)
    Net realized and unrealized
         losses on investments                   (5.70)         (1.85)
                                               ----------------------
Total from investment operations                 (5.77)         (1.95)
                                               ----------------------

LESS DISTRIBUTIONS:
---------------------------------------------------------------------
    Dividends from net investment income          0.00           0.00
    Distributions from net realized gains         0.00           0.00
                                               ----------------------
Total distributions                               0.00           0.00
                                               ----------------------

NET ASSET VALUE,
END OF PERIOD                                   $ 2.28         $ 8.05
=====================================================================


TOTAL RETURN                                   (71.68%)       (19.50%)
=====================================================================


SUPPLEMENTAL DATA AND RATIOS:
---------------------------------------------------------------------
Net assets at end of period (thousands)        $ 8,142       $ 24,974

Ratio of expenses to average net assets          2.00%(C)       2.00%(B)

Ratio of net investment loss
    to average net assets                       (1.93%)        (1.75%)

Portfolio turnover rate                         227.8%         171.6%


(A) Net investment loss per share is calculated using ending balances prior to consideration or adjustment for permanent book and tax differences.

(B) For the year ended December 31, 2000 the ratio of expenses to average net assets excludes interest expense. The ratio including interest expense would be 2.01%.

(C) For the year ended December 31, 2001 the ratio of expenses to average net assets excludes interest expense. The ratio including interest expense would be 2.02%.

                                                                Prospectus  31

THE BERKSHIRE FUNDS
BERKSHIRE FOCUS FUND
BERKSHIRE TECHNOLOGY FUND
-----------------------------

BOARD OF TRUSTEES
Malcolm R. Fobes III, Chairman
Ronald G. Seger
Leland F. Smith
Andrew W. Broer

INVESTMENT ADVISER AND ADMINISTRATOR Berkshire Capital Holdings, Inc.

DISTRIBUTOR
Rafferty Capital Markets, LLC

LEGAL COUNSEL
Thompson Hine LLP

INDEPENDENT AUDITOR McCurdy & Associates CPA's, Inc.

TRANSFER AND DIVIDEND DISBURSING AGENT
U.S. Bancorp Fund Services, LLC

CUSTODIAN
U.S. Bank, N.A.


                                                                Prospectus  32

[Back cover page]

BERKSHIRE FOCUS FUND
BERKSHIRE TECHNOLOGY FUND
-----------------------------

WHERE TO GO FOR INFORMATION
---------------------------
For shareholder inquiries, please call toll-free in the U.S. at 1-877-526-0707. You will find more information about the Berkshire Focus Fund and the Berkshire Technology Fund in the following documents:

ANNUAL AND SEMIANNUAL REPORTS
-----------------------------
Our annual and semiannual reports list the holdings of each Fund, describe Fund performance, include financial statements for the Fund, and discuss the market conditions and strategies that significantly affected the Fund's performance

STATEMENT OF ADDITIONAL INFORMATION
-----------------------------------
The Statement of Additional Information contains additional and more detailed information about each Fund, and is considered to be a part of this Prospectus.

THERE ARE THREE WAYS TO GET A COPY OF THESE DOCUMENTS
-----------------------------------------------------

1. Call or write for one, and a copy will be sent without charge.

   The Berkshire Funds
   c/o U.S. Bancorp Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701
   1-877-526-0707
   www.berkshirefunds.com

2. Call or write the Public Reference Section of the Securities and Exchange Commission ("SEC") and ask them to mail you a copy. The SEC charges a fee for this service. You can also review and copy information about the Funds in person at the SEC Public Reference Room in Washington D.C.

   Public Reference Section of the SEC Washington D.C. 20549-0102
   1-202-942-8090

   Copies of these documents may also be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov

3. Go to the SEC's website (www.sec.gov) and download a text-only version.


THE BERKSHIRE FUNDS      SEC file number 811-08043
--------------------------------------------------

                                                                Prospectus  33

                                     PART B

                               THE BERKSHIRE FUNDS
                              Berkshire Focus Fund
                            Berkshire Technology Fund

                           475 Milan Drive, Suite #103
                         San Jose, California 95134-2453
                                 (877) 526-0707

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2002

This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the Prospectus for the Berkshire Focus Fund and the Berkshire Technology Fund dated May 1, 2002 (the "Prospectus"). A copy of the Prospectus can be obtained by writing to The Berkshire Funds at P.O. Box 701, Milwaukee, WI 53201-0701, or by calling The Berkshire Funds toll-free at 1-877-526-0707.

The Funds' Annual Report to Shareholders, as filed with the Securities and Exchange Commission on March 11, 2002, has been incorporated by reference into this SAI. The annual report is available, without charge and upon request by writing or calling the Funds at the address or phone number referenced above.


                                TABLE OF CONTENTS

THE FUNDS....................................................................1
CAPITAL STRUCTURE............................................................1
CONCENTRATION AND NON-DIVERSIFICATION POLICY.................................1
TAX STATUS...................................................................2
INVESTMENT RESTRICTIONS......................................................2
OTHER INVESTMENTS............................................................5
INVESTMENT ADVISER...........................................................9
CODE OF ETHICS...............................................................9
ADVISORY AND ADMINISTRATION AGREEMENTS.......................................9
MANAGEMENT OF THE FUNDS.....................................................10
BOARD INTEREST IN THE FUNDS.................................................11
COMPENSATION................................................................12
CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS..............................12
REDEMPTION OF SHARES........................................................13
PURCHASES AND SALES THROUGH BROKER DEALERS..................................13
PERFORMANCE INFORMATION.....................................................14
PORTFOLIO TRANSACTIONS AND BROKERAGE........................................17
CUSTODIAN...................................................................18
TRANSFER AGENT AND MANAGEMENT-RELATED SERVICES..............................18
DISTRIBUTOR.................................................................18
AUDITORS....................................................................18
FINANCIAL STATEMENTS........................................................18

THE FUNDS

The Berkshire Focus Fund (until February 9, 1999, known as Berkshire Capital Growth & Value Fund) and the Berkshire Technology Fund (the "Funds"), are open-end, non-diversified series of The Berkshire Funds (until February 9, 1999, known as the Berkshire Capital Investment Trust) (the "Trust"). The Trust was organized on November 25, 1996 as a Delaware business trust and is authorized to issue an indefinite number of shares of beneficial interest, no par value. The Berkshire Focus Fund was organized on November 25, 1996 and the Berkshire Technology Fund was organized on November 5, 1999. The Board of Trustees of the Trust is responsible for managing the business affairs of the Funds.

CAPITAL STRUCTURE

At present the Funds are the only series authorized by the Trust. The Board of Trustees may authorize the creation of additional series without shareholder approval.

All shares, when issued, will be fully paid and non-assessable and will be redeemable and freely transferable. All shares have equal voting rights and can be issued as full or fractional shares. A fractional share has pro rata the same kind of rights and privileges as a full share. The shares possess no preemptive or conversion rights.

Each shareholder has one vote for each share held irrespective of the relative net asset value of the shares. Each share has equal dividend, distribution and liquidation rights. The voting rights of the shareholders are non-cumulative, so that holders of more than 50% of the shares can elect all trustees being elected. On some issues, such as election of trustees, all shares of the Funds vote together as one series. On issues affecting only a particular Fund, the shares of the affected Fund will vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one Fund.

CONCENTRATION AND NON-DIVERSIFICATION POLICY

CONCENTRATION: Each Fund will concentrate its investments in the equity securities of companies in the technology industry. Concentration requires a Fund to invest 25% or more of the value of its total assets in securities of issuers in a particular industry. Companies in the technology industry shall include businesses which are principally engaged in the development, production, or distribution of products or services related to the following business segments: office and business equipment; computer hardware and software; peripherals; mass storage devices; semiconductors; data networking and telecommunications equipment; and Internet-related products and services. In some future period or periods, due to adverse economic conditions in the technology industry, a Fund may temporarily have less than 25% of the value of its assets invested in that industry. At such times the Adviser may adopt a temporary defensive posture and recommend a Fund invest in money market instruments or U.S. Government obligations. As a result of such concentration in the technology industry, each Fund's shares may fluctuate more widely than the value of shares of a portfolio which invests in a broader range of industries.

NON-DIVERSIFICATION: Each Fund is classified as being non-diversified which means that it has the ability to take larger positions in a smaller number of securities than a diversified fund. Each Fund, therefore, may be more susceptible to risk of loss than a more widely diversified fund as a result of a single economic, political, or regulatory occurrence. The policy of each Fund is one of selective investments rather than broad diversification. Each Fund seeks only enough diversification for adequate representation among what it considers to be the best performing securities and to maintain its federal non-taxable status under Subchapter M of the Internal Revenue Code.

TAX STATUS

Under the provisions of Subchapter M of the Internal Revenue Code of 1986 as amended, each Fund intends to pay out substantially all of its investment income and realized capital gains. As a result, the Funds intend to be relieved of federal income tax on the amounts distributed to shareholders. Distributions of any net long-term capital gains realized by each Fund will be taxable to the shareholder as long-term capital gains regardless of the length of time Fund shares have been held by the investor. All income realized by each Fund, including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income of a Fund will be made annually or more frequently at the discretion of the Board of Trustees and will automatically be reinvested in additional Fund shares at net asset value, unless the shareholder has elected to receive payment in the form of cash. Dividends received shortly after purchase of shares by an investor will have the effect of reducing the per share net asset value of the shares by the amount of such dividends or distributions and, although in effect a return of capital, are subject to federal income taxes.

Each Fund is required by federal law to withhold 30% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement you must certify on the Account Applications supplied by the Fund, that your Social Security or Taxpayer Identification Number is correct and that you are not currently subject to back-up withholding or otherwise certify that you are exempt from back-up withholding.


INVESTMENT RESTRICTIONS

Berkshire Focus Fund

The Berkshire Focus Fund has adopted the following fundamental investment restrictions. These restrictions cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. As defined in the Investment Company Act of 1940 (the "Act"), the "vote of a majority of the outstanding voting securities" means the lesser of the vote of
(i) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

(a) Act as underwriter for securities of other issuers except insofar as the Fund may be deemed an underwriter in selling its own portfolio securities.

(b) Borrow money or purchase securities on margin except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 25% of the value of the Fund's total assets at the time any borrowing is made. While the Fund's borrowings are in excess of 5% of its total assets, the Fund will not purchase any additional portfolio securities.

(c)  Sell securities short.

(d) Invest in securities of other investment companies except as part of a merger, consolidation, or purchase of assets approved by the Fund's shareholders or by purchases with no more than 10% of the Fund's assets in the open market involving only customary broker's commissions.

(e) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies which deal in real estate or interests therein.

(f) Make loans. The purchase of a portion of a readily marketable issue of publicly distributed bonds, debentures or other debt securities will not be considered the making of a loan.

(g) Acquire more than 10% of the securities of any class of another issuer, treating all preferred securities of an issuer as a single class and all debt securities as a single class, or acquire more than 10% of the voting securities of another issuer.

(h)  Invest in companies for the purpose of acquiring control.

(i) Purchase or retain securities of any issuer if those officers, directors or trustees of the Fund or its Investment Adviser individually owns more than 1/2 of 1% of any class of security or collectively own more than 5% of such class of securities of such issuer.

(j)  Pledge, mortgage or hypothecate any of its assets.

(k) Invest in securities which may be subject to registration under the Securities Act of 1933 prior to sale to the public or which are not at the time of purchase readily saleable.

(l) Invest more than 10% of the total Fund assets, taken at market value at the time of purchase, in securities of companies with less than three years' continuous operation, including the operations of any predecessor.

(m)  Issue senior securities.

(n) Acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that more than 25% of the value of the Fund's total assets shall be invested in securities of companies in the electronic technology industry.

With respect to fundamental restriction (n) above, companies in the electronic technology industry shall be defined as businesses which are principally engaged in the development, production, or distribution of products or services related to the following business segments: Computers, Computer Peripherals, Semiconductors, Software, Telecommunications and Mass Storage Devices.

Berkshire Technology Fund

The Berkshire Technology Fund has adopted the following fundamental investment restrictions. These restrictions cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. As defined in the Investment Company Act of 1940 (the "Act"), the "vote of a majority of the outstanding voting securities" means the lesser of the vote of
(i) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund.

Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental
("Non-Fundamental").

1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry other than the technology industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on the Berkshire Technology Fund's investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Berkshire Technology Fund, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Fund shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Berkshire Technology Fund and are Non-Fundamental (see "Fundamental" above).

a. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

b. Borrowing. The Fund will generally borrow only for liquidity purposes. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding. The Fund will not invest more then 5% of its net assets in reverse repurchase agreements.

c. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

d. Illiquid Investments. The Fund may invest up to 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

e. 80% Investment Policy. Under normal circumstances, at least 80% of the Fund's assets (defined as net assets plus the amount of any borrowing for investment purposes) will be invested in securities of companies engaged in the development, production, or distribution of technology-related products or services. The Fund will not change this policy unless the Fund's shareholders are provided with at least 60 days prior written notice. The notice will be provided in a separate written document, containing the following, or similar, statement in bold-face type: "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered unless the notice is delivered separate from any other communication to the Fund's shareholders.

OTHER INVESTMENTS:

In connection with its investment objective and policies each Fund (except as otherwise indicated) may invest in the following types of securities which can involve certain risks:

U.S. GOVERNMENT OBLIGATIONS: Each Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Such securities will typically include, without limitation, U.S. Treasury securities such as Treasury Bills, Treasury Notes or Treasury Bonds that differ in their interest rates, maturities and times of issuance. U.S. government obligations may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.


WARRANTS: Each Fund may purchase warrants, valued at the lower of cost or market, but only to the extent that such purchase does not exceed 5% of the Fund's net assets at the time of purchase. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges.

FOREIGN INVESTMENTS. Subject to the limitations described in the prospectus, each Fund may invest in foreign securities. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may invoke increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Adviser will be able to anticipate or counter these potential events and their impacts on a Fund's share price.

American Depository Receipts and European Depository Receipts ("ADRs" and "EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national market and currencies.

OPTION TRANSACTIONS. Each Fund may engage in option transactions involving individual securities and market indexes. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Call options on securities which a Fund sells (writes) will be covered or secured, which means that it will own the underlying security in the case of a call option; will segregate with the Custodian high quality liquid debt obligations equal to the option exercise price in the case of a put option; or for an option on a stock index, will hold a portfolio of securities substantially replicating the movement of the index (or, to the extent it does not hold such a portfolio, will maintain a segregated account with the Custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). When a Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. government obligations or to deposit assets in escrow with the Custodian.

The purchase and writing of options involves certain risks. The purchase of options limits a Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When a Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline.

When a Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that a Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

FIXED INCOME SECURITIES: Fixed income securities include corporate debt securities, U.S. government securities, mortgage-backed securities, zero coupon bonds, asset-backed and receivable-backed securities and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

REPURCHASE AGREEMENTS: A repurchase agreement is a short term investment in which the purchaser acquires ownership of a U.S. Government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, the Funds intend to enter into repurchase agreements only with the Trust's custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions, and a Fund will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS: Each Fund may buy and sell securities on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The price and interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. Each Fund may enter into such forward commitments if it holds, and maintains until the settlement date in a separate account at the Fund's Custodian, cash or U.S. government securities in an amount sufficient to meet the purchase price. Each Fund will not invest more than 25% of its total assets in forward commitments. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Any change in value could increase fluctuations in the Fund's share price and yield. Although each Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to the settlement if the Adviser deems it appropriate to do so.

SHORT SALES (Berkshire Technology Fund only) The Berkshire Technology Fund may seek to hedge investments through short sales. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. Securities which the Fund may sell short would be those whose values are linked to various indexes. Examples of these linked securities are Standard & Poor's Depository Receipts, Diamonds Trust, NASDAQ 100 Trust and Merrill Lynch HOLDRs Trust. To complete a short sale, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

In connection with its short sales, the Fund will be required to maintain a segregated account with its Custodian of cash or liquid assets equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sale). Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or Custodian. The Fund will limit its short sales so that no more than 10% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account. However, the segregated account and deposits will not necessarily limit the Fund's potential loss on a short sale, which is unlimited.

In addition, the Fund may make short sales "against the box," i.e., when a security identical to one owned by the Fund is borrowed and sold short. The Fund may make a short sale when the Fund's investment adviser believes the price of the stock may decline and, for tax or other reasons, the Fund's investment adviser does not want to sell the stock currently. If the Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs in connection with opening, maintaining and closing short sales against the box.

The Fund's policy with respect to short sales is non-fundamental, and may be changed by the Board of Trustees without the vote of the Fund's shareholders.

INVESTMENT ADVISER

The Funds retain Berkshire Capital Holdings, Inc. ("Berkshire Capital"), 475 Milan Drive, Suite #103, San Jose, California 95134-2453, as their investment adviser (the "Adviser"). The Adviser is a California corporation founded in February 1993. The company is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The corporation is controlled and wholly-owned by Malcolm R. Fobes III and Ronald G. Seger.

Malcolm R. Fobes III has had the direct responsibility for the overall strategic management of each Fund's portfolio and its administration since each Fund's inception. Mr. Fobes founded Berkshire Capital in 1993, has served as Chairman of the Board and Chief Executive Officer since the company's inception, and has been responsible for the direction of the company's investments in both private and publicly-held concerns. Mr. Fobes has a B.S. degree in Finance and a minor in Economics from San Jose State University in California. In addition to founding the company in 1993, Mr. Fobes was also simultaneously retained by Adobe Systems, Inc., a high-technology software development firm, as a technical support engineer from May 1991 to November 1994. Mr. Fobes has served exclusively in the capacity of Chairman and Chief Executive Officer of the Adviser from November 1994 to present. Ronald G.
Seger has served as Secretary and member of the Board of Directors of the Adviser since September 1996. Both Mr. Fobes and Mr. Seger also serve as Trustees of the Funds.

CODE OF ETHICS

The Trust and the Funds' adviser have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.

ADVISORY AND ADMINISTRATION AGREEMENTS

The Trust has a separate, but substantially identical, investment advisory contract (each of which is referred to as an "Advisory Agreement") and a separate, but substantially identical, administration contract (each of which is referred to as an "Administration Agreement") with Berkshire Capital for each Fund.

In its last review of the Advisory Agreements on December 15, 2001, the Board of Trustees was provided materials relating to, and considered and evaluated, the following: (i) the terms and conditions of the Agreements, including the nature, extent and quality of the services to be provided to each Fund by the Adviser and the structure and rates of the investment advisory fees to be charged for those services; (ii) a comparison of each Fund's fees and expenses in relation to various industry averages; and (iii) the Trustees' legal duties in considering the continuation and approval of the Agreements. The non-interested person Trustees met separately with legal counsel. On the basis of its review and the foregoing information, the Board of Trustees found that the terms of the Advisory Agreements were fair and reasonable and in the best interest of each Fund's shareholders.

Under each Advisory Agreement, Berkshire Capital will determine what securities will be purchased, retained or sold by the applicable Fund on the basis of a continuous review of its portfolio. Mr. Fobes, will have the direct responsibility of managing the composition of the Fund's portfolio in accordance with the Fund's investment objective. Pursuant to its contract with the Fund, the Adviser must, among other requirements, (i) render research, statistical and advisory services to the Fund, (ii) make specific recommendations based on the Fund's investment requirements, and (iii) pay salaries of the Fund's employees who may be officers, directors or employees of the Adviser. The Adviser has paid the initial organizational costs of each Fund.

The Adviser is paid a fee of 1.5% per year on the net assets of each Fund. All fees are computed on the average daily closing net asset value of the Fund and are payable monthly. The Adviser may, at its discretion, forego sufficient fees which would have the effect of lowering each Fund's expense ratio and increasing the yield to shareholders. For the fiscal year ended December 31, 1999, 2000 and 2001, the Adviser received $144,283, $2,878,312 and $1,916,568, respectively, from the Berkshire Focus Fund for investment advisory fees. For the fiscal year ended December 31, 2000 and 2001, the Adviser received $267,922 and $183,656, respectively, from the Berkshire Technology Fund for investment advisory fees. Each Advisory Contract is terminable on 60 days' written notice, without penalty, by a vote of a majority of applicable Fund's outstanding shares or by vote of a majority of the Board of Trustees, or by the Adviser on 60 days' written notice, and automatically terminates in the event of its assignment.

Under each Administration Agreement, Berkshire Capital renders all administrative and supervisory services to the applicable Fund. Berkshire Capital oversees the maintenance of all books and records with respect to the Fund's securities transactions and the Fund's book of accounts in accordance with all applicable federal and state laws and regulations. Berkshire Capital also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records which are required pursuant to Rule 31a-1 promulgated under the 1940 Act. Berkshire Capital is also responsible for the equipment, staff, office space and facilities necessary to perform its obligations. Berkshire Capital has delegated some of its administrative and other responsibilities to U.S. Bancorp Fund Services, LLC ("USBFS") and is responsible for paying all fees and expenses of USBFS.

Under each Administration Agreement, Berkshire Capital assumes and pays all ordinary expenses of the applicable Fund not assumed by the Fund. The Fund pays all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short) and extraordinary or non-recurring expenses. Each Fund may also pay expenses which it is authorized to pay pursuant to Rule 12b-1 under the Act (none are authorized at present).

Pursuant to each Administration Agreement, Berkshire Capital receives a fee which is paid monthly at an annual rate of 0.50% of the applicable Fund's average daily net assets up to $50 million, 0.45% of such assets from $50 million to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion. For the fiscal year ended December 31, 1999, 2000 and 2001 the Adviser received $48,087, $862,416 and $594,372, respectively, from the Berkshire Focus Fund for administrative fees. For the fiscal year ended December 31, 2000 and 2001, the Adviser received $89,307 and $61,219, respectively, from the Berkshire Technology Fund for administrative fees.

The Adviser may act as an investment adviser and administrator to other persons, firms, or corporations (including investment companies), and may have numerous advisory clients besides the Funds.

MANAGEMENT OF THE FUNDS

The business of each Fund is managed under the direction of its Board of Trustees in accordance with Section 3.2 of the Declaration of Trust of The Berkshire Funds, which Declaration of Trust has been filed with the Securities and Exchange Commission and is available upon request. Pursuant to Section 2.6 of the Declaration of Trust, the trustees shall elect officers including a president, secretary and treasurer. The Board of Trustees retains the power to conduct, operate and carry on the business of each Fund and has the power to incur and pay any expenses which, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Funds' purposes. The trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The trustees and officers, together with their addresses, age, principal occupations during the past five years are as follows:

                                                                               NUMBER OF
                                                                               PORTFOLIOS
                                              TERM OF         PRINCIPAL        IN FUND        OTHER
                               POSITION(S)    OFFICE AND      OCCUPATION(S)    COMPLEX        DIRECTORSHIPS
                               HELD WITH      LENGTH OF       DURING PAST      OVERSEEN       HELD BY
NAME, ADDRESS AND AGE          THE TRUST      TIME SERVED     FIVE YEARS       BY TRUSTEE     TRUSTEE
-----------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES AND OFFICERS
-----------------------------------------------------------------------------------------------------------
Malcolm R. Fobes III*, (37)    Trustee and    Indefinite      Chairman and          2         None
475 Milan Drive, Suite #103    President,     term; Since     CEO, Berkshire
San Jose, CA 95134             Treasurer      1996            Capital
                               and Chief                      Holdings, Inc.,
                               Financial                      (1993-Present)
                               Officer

Ronald G. Seger, O.D.*, (52)   Trustee and    Indefinite      Ronald G.             2         None
1150 West El Camino Real       Secretary      term; Since     Seger, O.D.;
Mountain View, CA 94040                       1996            Optometrist
                                                              (1989-Present)
-----------------------------------------------------------------------------------------------------------
* Trustees who are considered "interested persons" as defined in Section
  2(a)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Investment Adviser.

-----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------
Leland F. Smith, (63)          Independent    Indefinite      Chairman and          2         None
P.O. Box 3539                  Trustee        term; Since     CEO, Elesco,
Sunriver, OR 97707                            1997            Ltd.*
                                                              (1989-Present)

Andrew W. Broer, (36)          Independent    Indefinite      Data Center           2         None
325 East Tasman Drive          Trustee        term; Since     Manager, Cisco
San Jose, CA 95134                            1998            Systems, Inc.,
                                                              (1996-Present)
-----------------------------------------------------------------------------------------------------------
* Elesco  Ltd.  provides  consulting  services  for  corporations  and  government agencies in the field of land-use management.


BOARD INTEREST IN THE FUNDS

As of December 31, 2001, the Trustees owned the following amounts in the Funds:
------------------------------------------------------------------------------------------------------
                                                                     AGGREGATE DOLLAR RANGE
                           DOLLAR RANGE OF      DOLLAR RANGE OF      OF EQUITY SECURITIES IN
                           EQUITY SECURITIES    EQUITY SECURITIES    ALL REGISTERED INVESTMENT
                           IN THE BERKSHIRE     IN THE BERKSHIRE     COMPANIES OVERSEEN BY TRUSTEE
NAME OF TRUSTEE            FOCUS FUND           TECHNOLOGY FUND      IN FAMILY OF INVESTMENT COMPANIES
------------------------------------------------------------------------------------------------------
Malcolm R. Fobes III*      $50,001-$100,000     $1-$10,000           $50,001-$100,000
Ronald G. Seger, O.D.*     $50,001-$100,000     None                 $50,001-$100,000
Leland F. Smith            $10,001-$50,000      None                 $10,001-$50,000
Andrew W. Broer            $10,001-$50,000      $10,001-$50,000      $10,001-$50,000
------------------------------------------------------------------------------------------------------
* Trustees who are considered "interested persons" as defined in Section
  2(a)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Investment Adviser.

COMPENSATION

Trustee fees are paid by Berkshire Capital Holdings, Inc. pursuant to its Administration Agreement with the Trust. Officers and Trustees of the Funds who are deemed "interested persons" of the Trust receive no compensation from the Funds. The compensation paid to the Trustees for the year ended December 31, 2001 is set forth in the following table:

                                          PENSION OR
                         AGGREGATE        RETIREMENT BENEFITS   ESTIMATED ANNUAL
                         COMPENSATION     ACCRUED AS PART OF    BENEFITS UPON       TOTAL COMPENSATION
NAME AND POSITION        FROM THE FUNDS   FUND EXPENSES         RETIREMENT          FROM FUNDS
------------------------------------------------------------------------------------------------------
Malcolm R. Fobes III            $0             $0                    $0                    $0
Trustee, President,
Treasurer and CFO

Ronald G. Seger, O.D.           $0             $0                    $0                    $0
Trustee and Secretary

Leland F. Smith             $1,000             $0                    $0                $1,000
Independent Trustee

Andrew W. Broer             $1,000             $0                    $0                $1,000
Independent Trustee
------------------------------------------------------------------------------------------------------

CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any of the Funds. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of such control. As of March 31, 2002, the following shareholders were considered to be either a control person or principal shareholder of the Funds:

BERKSHIRE FOCUS FUND
                                                    PERCENT       TYPE OF
NAME AND ADDRESS                        SHARES      OWNERSHIP     OWNERSHIP
------------------------------------------------------------------------------
Charles Schwab & Co., Inc.           2,391,213.84     32.20%        Record
For Benefit of Customers ("FBOC")
Mail Stop DEN2-02-052
9601 East Panorama Circle
Englewood, Colorado 80112-3441

National Financial Services Corp.    2,143,582.14     28.86%        Record
FBOC
One World Financial Center
200 Liberty Street, 5th Floor
New York, New York 10281-1003

National Investors Services Corp.      535,235.63      7.21%        Record
FBOC
55 Water Street, 32nd Floor
New York, New York 10041-0028

BERKSHIRE TECHNOLOGY FUND
                                                    PERCENT       TYPE OF
NAME AND ADDRESS                        SHARES      OWNERSHIP     OWNERSHIP
------------------------------------------------------------------------------
Charles Schwab & Co., Inc.             793,841.98     22.68%        Record
For Benefit of Customers ("FBOC")
Mail Stop DEN2-02-052
9601 East Panorama Circle
Englewood, Colorado 80112-3441

National Financial Services Corp.      790,262.96     22.58%        Record
FBOC
One World Financial Center
200 Liberty Street, 5th Floor
New York, New York 10281-1003

National Investors Services Corp.      379,954.61     10.86%        Record
FBOC
55 Water Street, 32nd Floor
New York, New York 10041-0028

Based on the foregoing, Charles Schwab & Co., Inc. and National Financial Services Corp. could be deemed to own a controlling interest in the Berkshire Focus Fund (i.e., more than 25% of a Fund's outstanding shares). Shareholders with a controlling interest could effect the outcome of proxy voting or the direction of management of the Funds.

As of March 31, 2002, the Trustees and officers of the Trust owned of record or beneficially less than 1% of each Fund's outstanding shares.

REDEMPTION OF SHARES

Each Fund has made an election under Rule 18f-1 whereby the Fund may pay for shares redeemed in part through a distribution of portfolio securities. Pursuant to Rule 18f-1, the Fund must pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net value of the Fund at the beginning of such period. Any such distributions will be taxable to the shareholder.

Each Fund may redeem its shares if the Board of Trustees determines that failure to do so may have materially adverse consequences to fund shareholders, such as in a situation where fund expenses on a per share basis are deemed to be excessive.

Each Fund may redeem its shares if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss which may have tax consequences about which you should consult your tax advisor.

PURCHASES AND SALES THROUGH BROKER DEALERS

The Funds may be purchased through broker dealers and other intermediaries. Each Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on each Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, received the order. Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee.

PERFORMANCE INFORMATION

Each Fund's total returns are based on the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming all dividends and distributions are reinvested. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period presented. Because average annual total returns tend to smooth out variations in a Fund's returns, investors should recognize that they are not the same as actual year-by-year returns. Average annual return is based on historical earnings and is not intended to indicate future performance.

For the purposes of quoting and comparing the performance of a Fund to that of other mutual funds and to other relevant market indices in advertisements, performance will be stated in terms of average annual total return. Under regulations adopted by the Securities and Exchange Commission, funds that intend to advertise performance must include average annual total return quotations calculated according to the formula below.

Under the following formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods of the applicable Fund's existence or shorter periods dating from the commencement of the Fund's registration. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Additionally, redemption of shares is assumed to occur at the end of each applicable time period.

The following information should be considered in light of a Fund's investment objectives and policies, as well as the risks incurred in the Fund's investment practices. Each Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing a Fund's performance to those of other investment companies or investment vehicles. Future results will be affected by the future composition of the Fund's portfolio, as well as by changes in the general level of interest rates, and general economic and other market conditions.


AVERAGE ANNUAL TOTAL RETURN

                                  P(1+T)n = ERV
Where:
         P = a hypothetical initial payment of $1,000 T = average annual total return n = number of years (1, 5, or 10) ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10- year period, at the end of such period (or fractional portion thereof).

The Funds' average annual compounded rates of total return as of December 31, 2001 were as follows:
                                            Since
                               One Year Inception*
                              --------    ----------
Berkshire Focus Fund           -72.17%       0.26%
Berkshire Technology Fund      -71.68%     -52.06%

* The Berkshire Focus Fund commenced operations on July 1, 1997. The Berkshire Technology Fund commenced operations on December 29, 1999.

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS)

The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

                                P(1+T)n = ATV(D)

Where "P" equals a hypothetical initial payment of $1000; "T" equals average annual total return (after taxes on distributions; "n" equals the number of years; and "ATV(D)" equals the ending value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Fund distributions but not after taxes on redemptions.

The Funds' average annual total returns (after taxes on distributions) as of December 31, 2001 were as follows:
                                            Since
                               One Year Inception*
                              --------    ----------
Berkshire Focus Fund           -72.17%      -0.29%
Berkshire Technology Fund      -71.68%     -52.15%

* The Berkshire Focus Fund commenced operations on July 1, 1997. The Berkshire Technology Fund commenced operations on December 29, 1999.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS)

The average annual total return (after taxes on distributions and sale of Fund shares) is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

                                P(1+T)n = ATV(DR)

Where "P" equals a hypothetical initial payment of $1,000; "T" equals average annual total return (after taxes on distributions; "n" equals the number of years; and "ATV(DR)" equals ending value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Fund distributions and redemptions.

The Funds' average annual total returns (after taxes on distributions and sale of Fund shares) as of December 31, 2001 were as follows:

                                            Since
                               One Year Inception*
                              --------    ----------
Berkshire Focus Fund           -43.95%       0.20%
Berkshire Technology Fund      -43.65%     -38.08%

* The Berkshire Focus Fund commenced operations on July 1, 1997. The Berkshire Technology Fund commenced operations on December 29, 1999.

Each Fund may also advertise total return which is calculated differently from average annual total return. Total return performance for a specific period (year to date, calendar quarter, fiscal year or portion thereof) is calculated by taking the initial investment in the Fund's shares on the first day of the period and the redeemable value of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. A quotation of a Fund's total return will always be accompanied by the Fund's average annual total return.

Each Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from "average annual total return." A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for "average annual total return." In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. A non-standardized quotation will always be accompanied by the Fund's "average annual total return" as described above.

Performance information for a Fund may be compared, in reports and promotional literature, to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones Industrial Average (DJIA), Standard & Poor's 500 Composite Stock Price Index (S&P 500), the NASDAQ Composite Index (NASDAQ Composite) and the Russell 2000 Index. The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed primarily on the New York Stock Exchange. The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement. The NASDAQ Composite Index is an unmanaged index which averages the trading prices of more than 3,000 domestic over-the-counter companies. The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index (an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. publicly-traded equity market).

In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to either Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

From time to time, in marketing and other fund literature, each Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. Each Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Each Fund's performance may also be compared to the average performance of its Lipper category.

Each Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc. which ranks funds on the basis of historical risk and total return. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for three, five and ten year periods. Ranks are not absolute or necessarily predictive of future performance. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Investment Adviser is responsible for each Fund's portfolio decisions and the placing of each Fund's portfolio transactions. In placing portfolio transactions, the Investment Adviser seeks the best qualitative execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Investment Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The portfolio turnover rate for each Fund is calculated by dividing the lesser of amounts of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and the Funds may engage in short-term trading to achieve their respective investment objectives. The portfolio turnover rates for the Berkshire Focus Fund and the Berkshire Technology Fund for the year ended December 31, 2001 were 222.7% and 227.8%, respectively.

The Investment Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Investment Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Investment Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Investment Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Funds effect securities transactions may also be used by the Investment Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Investment Adviser in connection with its services to the Funds. Although research services and other information are useful to the Funds and the Investment Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Investment Adviser that the review and study of the research and other information will not reduce the overall cost to the Investment Adviser of performing its duties to the Funds under the Advisory Agreements.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

For the fiscal years ended December 31, 1999, 2000 and 2001, the Berkshire Focus Fund paid brokerage commissions of $49,462, $284,310 and $176,747, respectively. For the period December 29, 1999 (commencement of operations) to December 31, 2000 and 2001, the Berkshire Technology Fund paid brokerage commissions of $28,153 and $16,557, respectively.

CUSTODIAN

U.S. Bank, N.A., 425 Walnut Street, M.L. 6118, Cincinnati, Ohio 45202, has been retained to act as Custodian of each Fund's investments. The custodian acts as each Fund's depository, safekeeps its portfolio securities and investments, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

TRANSFER AGENT AND MANAGEMENT-RELATED SERVICES

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 ("USBFS"), is retained by Berkshire Capital to act as the Funds' transfer agent. USBFS will maintain the records of each shareholder's account, process purchases and redemptions of the Funds' shares and act as dividend and distribution disbursing agent. USBFS also provides sub-administrative services to each Fund, calculates daily net asset value per share and maintains such books and records as are necessary to enable USBFS to perform its duties. For the performance of these services, Berkshire Capital (not the applicable Fund) pays USBFS (1) a fee for sub-administrative services at the annual rate of 0.07% of the first $200 million of the Fund's average daily net assets, 0.05% of the next $500 million of the Fund's average daily net assets, and 0.03% of the average daily net assets of the Fund thereafter (subject to a minimum annual fee of $40,000 for the first Fund and $30,000 for the second Fund); (2) a fee for transfer agency and shareholder services at the minimum annual rate of $24,000 for the first Fund and $15,000 for the second Fund; and (3) a fee for accounting and pricing services at the minimum annual rate of $30,000 for the first $100 million of the Fund's average daily net assets, 0.01% of the next $200 million of the Fund's average daily net assets, and 0.005% of the average daily net assets of the Fund thereafter.

DISTRIBUTOR

Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, New York 11530, is the exclusive agent for distribution of shares of the Funds. The Distributor is obligated to sell the shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis.

Compensation paid to the Distributor during the fiscal year ended December 31, 2001 is set forth below:

                  NET
NAME OF           UNDERWRITING    COMPENSATION ON
PRINCIPAL         DISCOUNTS AND   REDEMPTION AND   BROKERAGE     OTHER
UNDERWRITER       COMMISSIONS     PURCHASES        COMMISSIONS   COMPENSATION
-----------------------------------------------------------------------------
Rafferty Capital        $0             $0               $0         $18,020
Markets, LLC

AUDITORS

The firm of McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent auditors for the Trust for the year ending December 31, 2002. McCurdy & Associates CPA's, Inc. performs an annual audit of each Fund's financial statements and provides financial, tax and accounting consulting services as requested.

FINANCIAL STATEMENTS

The financial statements and independent auditors' report required to be included in the Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2001. The Trust will provide the Annual Report without charge at written or telephone request.

                                     PART C

                                OTHER INFORMATION

Item 23. Financial Statements and Exhibits

(a) Articles of Incorporation.

    (i) Copy of Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

    (ii) Copy of August 8, 1998 Addendum to Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 2, is hereby incorporated by reference.

    (iii) Copy of August 8, 1998 Certificate of Amendment to Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 2, is hereby incorporated by reference.

    (iv) Copy of December 19, 1999 Certificate of Amendment of Certificate of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 5, is hereby incorporated by reference.

(b) By-Laws - Not Applicable.

(c) Instruments Defining Rights of Security Holder. None (other than in the Declaration of Trust, as amended.)

(d) Investment Advisory Contracts.

    (i) Copy of Registrant's Amended and Restated Investment Advisory Agreement with Berkshire Capital Holdings, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 5, is hereby incorporated by reference.

    (ii) Copy of Registrant's Investment Advisory Agreement with Berkshire Capital Holdings, Inc. for the Berkshire Technology Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 5, is hereby incorporated by reference.

(e) Underwriting Contracts. Copy of Registrant's Distribution Agreement with Rafferty Capital Markets, LLC., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 7, is hereby incorporated by reference.

(f) Bonus or Profit Sharing Contracts - Not Applicable.

(g) Custodial Agreements. Copy of Registrant's agreement with the Custodian, Firstar Bank, N.A., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 5, is hereby incorporated by reference.

(h) Other Material Contracts.

    (i) Copy of Registrant's Amended and Restated Administration Agreement with Berkshire Capital Holdings, Inc. for the Berkshire Focus Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 7, is hereby incorporated by reference.

    (ii) Copy of Registrant's Amended and Restated Administration Agreement with Berkshire Capital Holdings, Inc. for the Berkshire Technology Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 7, is hereby incorporated by reference.

    (iii) Copy of Registrant's Administration Servicing Agreement with Firstar Mutual Fund Services, LLC, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 7, is hereby incorporated by reference.

    (iv) Copy of Registrant's Transfer Agent Servicing Agreement with Firstar Mutual Fund Services, LLC, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 7,
            is hereby incorporated by reference.

    (v) Copy of Registrant's Fund Accounting Servicing Agreement with Firstar Mutual Fund Services, LLC, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 7, is hereby incorporated by reference.

(i) Legal Opinions. Legal Opinion of John F. Splain, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 5, is hereby incorporated by reference.

(j) Other Opinions. Consent of McCurdy & Associates CPA's, Inc. is filed herewith.

(k) Omitted Financial Statements - Not Applicable.

(l) Initial Capital Agreements. Subscription Agreements of the Berkshire Capital Growth & Value Fund, which were filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, are hereby incorporated by reference.

(m) Rule 12b-1 Plan - Not Applicable.

(n) Rule 18f-3 Plan - Not Applicable.

(o) Reserved.

(p) Code of Ethics.

    (i) Copy of Registrant's Code of Ethics, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 6, is hereby incorporated by reference.

    (ii) Copy of Berkshire Capital Holdings, Inc.'s Code of Ethics, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 6, is hereby incorporated by reference.

(q) Power of Attorney. Powers of Attorney for the Trustees of the Trust, which were filed as part of Registrant's Post-Effective Amendment Nos. 1 and 2, are hereby incorporated by reference.

Item 24. Control Persons.
         No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25. Indemnification

         Under section 3817(a) of the Delaware Business Trust Act, a Delaware business trust has the power to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. Reference is made to sections 5.1 and
         5.2 of the Declaration of Trust of The Berkshire Funds (the "Trust") (which was filed as an exhibit to the Trust's Pre-Effective Amendment No. 1) pursuant to which no trustee, officer, employee or agent of the Trust shall be subject to any personal liability, when acting in his or her individual capacity, except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Trust shall indemnify each of its trustees, officers, employees and agents against all liabilities and expenses reasonably incurred by him or her in connection with the defense or disposition of any actions, suits or other proceedings by reason of his or her being or having been a trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in or with bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

         The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its Advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing, the Trust has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and therefore may be unenforceable. In the event that a claim for indemnification (except insofar as it provides for the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Trust by such trustee, officer or controlling person and the Securities and Exchange Commission is still in the same opinion, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue. Indemnification provisions exist in the Investment Advisory and Administration Agreement under the headings "Limitation of Liability" which are identical to those in the Declaration of Trust noted above.

Item 26. Business and Other Connections of the Investment Adviser.
         Not Applicable.

Item 27. Principal Underwriter

        (i) Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, New York 11530, serves as principal underwriter for the Ingenuity Capital Trust, Potomac Funds, Badgley Funds, Homestate Group, Texas Capital Value Funds, Brazos Mutual Funds, Bremer Investment Funds, Inc., Bearguard Funds, Inc., Kirr Marbach Partners Funds, Inc. and Leuthold Funds.

       (ii)  The director and officers of Rafferty Capital Markets, LLC  are:

                         Positions and Offices            Position and Offices
Name                        With Underwriter                 With Registrant
-------------------         ----------------                 ---------------
Thomas A. Mulrooney             President                          None
Lawrence C. Rafferty            Director                           None
Stephen P. Sprague              CFO/FINOP                          None

The principal business address of each of the persons listed above is 59 Hilton Avenue, Garden City, New York 11530.


Item 28. Location of Accounts and Records

         Accounts, books and other documents required to be maintained by
         Section 31(a) of the 1940 Act, and the Rules promulgated thereunder, will be maintained as follows:

         For the Investment Adviser - Berkshire Capital Holdings, Inc. 475 Milan Drive, Suite #103, San Jose, CA 95134.

         For Administration - U.S. Bancorp Fund Services, LLC 615 East Michigan Street, Milwaukee, WI 53202.

         For Accounting/Transfer Agency - U.S. Bancorp Fund Services, LLC 615 East Michigan Street, Milwaukee, WI 53202.

         For Custody - U.S. Bank, N.A.
         425 Walnut Street, M.L. 6118, Cincinnati, OH 45202.

         For Distribution - Rafferty Capital Markets, LLC 59 Hilton Avenue, Garden City, NY 11530.

Item 29. Management Services. Not Discussed in Parts A or B.
         Not Applicable.

Item 30. Undertakings
         Not Applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all requirements for effectiveness of the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California on the 30th day of April, 2002.


                                        THE BERKSHIRE FUNDS


                                        By: /s/ MALCOLM R. FOBES III
                                        ------------------------------
                                        MALCOLM R. FOBES III, President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                                        /s/ MALCOLM R. FOBES III
                                        ------------------------------------
                                        MALCOLM R. FOBES, III
                                        President, Treasurer, Chief Financial
                                        Officer & Trustee

                                        April 30, 2002


RONALD G. SEGER*                        *By: /s/ MALCOLM R. FOBES III
Trustee                                 ------------------------------------
                                        Attorney-In-Fact
LELAND F. SMITH*
Trustee                                 April 30, 2002

ANDREW W. BROER*
Trustee

                               THE BERKSHIRE FUNDS
              PART C - EXHIBIT INDEX FOR POST-EFFECTIVE AMENDMENT NO. 9
                           AS FILED ON APRIL 30, 2002

                                  EXHIBIT INDEX

1. Consent of Independent Public Accountants........................EX-99.23.j